DFA INVESTMENT DIMENSIONS GROUP INC.
LWAS/DFA International High Book to Market Portfolio

DIMENSIONAL INVESTMENT GROUP INC.
DFA International Value Portfolio II

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2017

This Supplement describes certain developments relating to your investment in the LWAS/DFA International High Book to Market Portfolio or DFA International Value Portfolio II.  These developments will not affect the value of your investment in either Portfolio.
The Board of Directors of DFA Investment Dimensions Group Inc., on behalf of the LWAS/DFA International High Book to Market Portfolio (the "LWAS Portfolio"), and the Board of Directors of Dimensional Investment Group Inc., on behalf of the DFA International Value Portfolio II (the "International Portfolio  II"), approved an Agreement and Plan of Reorganization (the "Plan of Reorganization"), under which the LWAS Portfolio and International Portfolio II will be reorganized with and into the DFA International Value Portfolio III (the "International Portfolio III"), a portfolio of Dimensional Investment Group Inc. (the "Reorganization").
The LWAS Portfolio, the International Portfolio II and the International Portfolio III have identical investment objectives and fundamental investment restrictions, and each Portfolio invests substantially all of its assets in The DFA International Value Series, a series of The DFA Investment Trust Company.
Upon the completion of the Reorganization, you will be a shareholder in the International Portfolio III, which has total expenses that are lower than the total expenses of the LWAS Portfolio or International Portfolio II.
Under the Plan of Reorganization, the LWAS Portfolio and International Portfolio II will each transfer substantially all of its assets to the International Portfolio III, in exchange solely for shares of the International Portfolio III, which shares will be distributed to the shareholders of the LWAS Portfolio and International Portfolio II according to the aggregate net asset value of their shares held in the LWAS Portfolio or International Portfolio II immediately prior to the Reorganization.  As soon as practicable thereafter, the LWAS Portfolio and International Portfolio II will each be liquidated and dissolved.
Shareholder approval of the Reorganization is not required and will not be solicited.  Prior to the Reorganization, an Information Statement/Prospectus, which provides additional details about the Reorganization, will be filed with the U.S. Securities and Exchange Commission and mailed to shareholders of the LWAS Portfolio and International Portfolio II.  It is currently expected that the Reorganization will be completed on or about February 26, 2018.
The date of this Supplement is November 2, 2017

SUPP110217-003/009/DFHBX/DIVTX
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